Heitman US Real Estate Securities Fund
Schedule of Investments
September 30, 2024 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS (REITs) - 100.1%	Shares	Value
Data Center REITs – 11.2%
Digital Realty Trust, Inc.	315	$50,977
Equinix, Inc.	121	107,403
		158,380

Diversified REITs – 2.8%
CTO Realty Growth, Inc.	466	8,863
Essential Properties Realty Trust, Inc.	813	27,764
SBA Communications Corp.	13	3,129
		39,756
Health Care REITs – 14.0%
American Healthcare REIT, Inc.	217	5,664
CareTrust REIT, Inc.	520	16,047
Healthpeak Properties, Inc.	2,402	54,934
Medical Properties Trust, Inc.	1,549	9,062
Ventas, Inc.	697	44,699
Welltower, Inc.	534	68,368
		198,774

Hotel & Resort REITs – 2.7%
Host Hotels & Resorts, Inc.	214	3,766
Ryman Hospitality Properties, Inc.	231	24,772
Sunstone Hotel Investors, Inc.	929	9,587
		38,125

Industrial REITs – 13.2%
EastGroup Properties, Inc.	190	35,496
Prologis, Inc.	960	121,229
STAG Industrial, Inc.	767	29,982
		186,707

Multi-Family Residential REITs – 10.2%
AvalonBay Communities, Inc.	104	23,426
Camden Property Trust	315	38,912
Equity Residential	275	20,477
Essex Property Trust, Inc.	97	28,656
UDR, Inc.	745	33,778
		145,249

Office REITs – 5.0%
Boston Properties, Inc.	410	32,989
SL Green Realty Corp.	176	12,251
Vornado Realty Trust	665	26,201
		71,441

Other Specialized REITs – 7.8%
Four Corners Property Trust, Inc.	550	16,121
Gaming and Leisure Properties, Inc.	398	20,477
Iron Mountain, Inc.	421	50,027
Safehold, Inc.	104	2,728
VICI Properties, Inc.	634	21,119
		110,472

Retail REITs – 14.9%
Agree Realty Corp.	521	39,247
Brixmor Property Group, Inc.	733	20,421
Kimco Realty Corp.	700	16,254
Kite Realty Group Trust	661	17,556
Realty Income Corp.	533	33,803
Simon Property Group, Inc.	368	62,199
Urban Edge Properties	1,003	21,454
		210,934

Self-Storage REITs – 7.9%
CubeSmart	316	17,010
Extra Space Storage, Inc.	357	64,328
Public Storage	86	31,293
		112,631

Single-Family Residential REITs – 5.2%
American Homes 4 Rent - Class A	985	37,814
Equity LifeStyle Properties, Inc.	507	36,169
		73,983

Telecom Towers REITs – 4.7%
American Tower Corp.	288	66,977

Timber REITs – 0.5%
PotlatchDeltic Corp.	150	6,758
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,277,281)		1,420,187

SHORT-TERM INVESTMENTS - 0.5%
Money Market Fund - 0.5%	Shares
First American Treasury Obligations Fund - Class X, 4.79% (a)	7,016	7,016
TOTAL SHORT-TERM INVESTMENTS (Cost $7,016)		7,016

TOTAL INVESTMENTS - 100.6% (Cost $1,284,297)		1,427,203
Liabilities in Excess of Other Assets - (0.6)%		(7,970)
TOTAL NET ASSETS - 100.0%		$1,419,233

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

(a)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.

Investment Valuation
The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund.

Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the "Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Heitman Real Estate Securities, LLC as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of September 30, 2024:

Heitman US Real Estate Securities Fund
	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts (REITs)	$1,420,187	$–	$–	$1,420,187
Money Market Funds	7,016	–	–	7,016
Total Investments in Securities	$1,427,203	$–	$–	$1,427,203

As of September 30, 2024, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Fund’s Schedule of Investments for further information on the classification of investments.